AEye Announces Common Stock Purchase Agreement

with New Circle for up to $50 Million

Facility Extends AEye’s Cash Runway

Dublin, CA – July 29, 2024 – AEye, Inc. (NASDAQ: LIDR), a global leader in adaptive, high-performance lidar solutions, today announced that it has entered into a common stock purchase agreement (the “Purchase Agreement”) with New Circle Principal Investments LLC (“New Circle”), an affiliate of New Circle Capital LLC. Under the terms of the Purchase Agreement, AEye will have the right, but not the obligation, to sell to New Circle up to $50 million of AEye’s common stock from time-to-time over the 36-month term of the Purchase Agreement (the “Equity Reserve Facility”).

Matt Fisch, AEye CEO, said, “We are pleased to announce this stock purchase agreement with New Circle, which could significantly extend our cash runway and enable us to advance our strategic growth initiatives. The establishment of this facility is timely as we have recently reached key performance milestones with our ultra-long range, high-speed lidar product, Apollo, which we believe is the most compact lidar solution for the $5 billion ADAS market. Apollo continues to attract significant interest from partners and OEMs who are seeking a value-driven, ultra-long-range lidar solution that addresses safety at speed. Apollo can achieve these standards without requiring OEMs to sacrifice design due to the product’s small form factor.

“The ability to raise additional capital should enable us to invest in necessary go-to-market activities with Apollo and execute on the design wins we are pursuing. This should accelerate our strategic objectives and position us for continued growth and innovation in our industry.”

Additional information regarding the Equity Reserve Facility is available in the Company’s Current Report on Form 8-K, which will be filed with the SEC and made available at www.sec.gov and on the Company’s website.

AEye expects to use net proceeds from the Equity Reserve Facility for working capital and general corporate purposes to support its future growth, including further penetration into the Chinese lidar market and further go-to-market enhancements of the Apollo product.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of any of the securities referred to in this news release in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

About AEye

AEye’s unique software-defined lidar solution enables advanced driver-assistance, vehicle autonomy, smart infrastructure, and logistics applications that save lives and propel the future of transportation and mobility. AEye’s 4Sight™ Intelligent Sensing Platform, with its adaptive sensor-based operating system, focuses on what matters most: delivering faster, more accurate, and reliable information. AEye’s 4Sight™ products, built on this platform, are ideal for dynamic applications which require precise measurement imaging to ensure safety and performance.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements included in this press release include statements about the availability and potential uses of the common stock equity line established by the Purchase Agreement, the acceleration of AEye’s strategic objectives and positioning for continued growth and innovation, and the Company’s product and market interest, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that the Company may be unable to satisfy all of the conditions in the Purchase Agreement necessary for New Circle’s obligation to purchase AEye’s shares to arise; (ii) the risks that AEye will be unable to access the full $50 million equity line, or a substantial portion thereof, due to the limitations in the Purchase Agreement, or otherwise; (iii) the risks that the trading volume and price limitations will limit AEye’s ability to access some or all of the equity line; (iv) the risks that AEye will be unable to file the necessary Registration Statement with the SEC or that such Registration Statement is never declared effective, or it is declared effective later than expected impacting the Company’s ability to utilize the equity line as desired; (v) the risks that AEye’s inability to access some or all of the equity line may not allow AEye to extend its cash runway, significantly or otherwise, nor enable AEye to advance its strategic growth initiatives, to the extent anticipated, or at all; (vi) the risks that AEye’s ultra-long range, high-speed lidar product, Apollo, is the not the most compact lidar solution, or a competitive product emerges that provides a smaller form factor; (vii) the risks that the ADAS market does not reach $5 billion in the time frame anticipated, or at all; (viii) the risks that AEye’s Apollo product does not continue to attract interest from partners or OEMs to the extent anticipated, or at all; (ix) the risks that AEye’s Apollo product may be unable to deliver the performance anticipated without requiring OEMs to sacrifice their design to the extent anticipated; (x) the risks that any additional capital raised from the equity line does not permit AEye to invest in the necessary go-to-market activities for Apollo nor execute on the design wins AEye is currently pursuing, or may in the future pursue; (xi) the risks that even if AEye is able to access the equity line to the extent anticipated, it may not permit acceleration of AEye’s strategic objectives nor position AEye for continued growth and innovation in the lidar industry to the extent anticipated, or at all; (xii) the risks that market conditions create delays in the demand for commercial lidar products beyond AEye’s expectations; (xiii) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (xiv) the risks that AEye’s products may not meet the diverse range of performance and functional requirements of target markets and customers; (xv) the risks that AEye’s products may not function as anticipated by AEye, or by target markets and customers; (xvi) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xvii) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xviii) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xix) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xx) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by current or future global conflicts and the lingering effects of the COVID-19 pandemic, which continue to cause economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

Investor Relations Contacts:

Evan Niu, CFA

Financial Profiles, Inc.

eniu@finprofiles.com

310-622-8243

AEye Investor Relations

info@aeye.ai

925-400-4366